JOHN HANCOCK REGIONAL BANK FUND


        Supplement to Prospectus and Statement of Additional Information
                               dated March 1, 1997




Sales of John Hancock Regional Bank Fund to new investors will be temporarily suspended effective on the earlier of March 12, 1997 or at the end of the day that the Fund's total assets reach $5.5 billion. Only shareholders with existing accounts on that date will be able to purchase shares. It is expected that this suspension will be in effect for several months, the timing will depend on market conditions.

New accounts may be opened only by participants in existing employer-sponsored retirement plans that already offer the Regional Bank Fund.

Regional Bank Fund will reject additional purchase orders from transferees if the purchase appears to have been made for the purpose of evading the March 1997 suspension limitations.




March 2, 1997

010PS-3/97